Exhibit 10.1

THIRD AMENDMENT

TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of June 1, 2023 (the “Third Amendment Effective Date”), is entered into by and among INDUSTREA ACQUISITION CORP., a Delaware corporation (“Industrea”), CONCRETE PUMPING HOLDINGS, INC. (FORMERLY KNOWN AS CONCRETE PUMPING HOLDINGS ACQUISITION CORP.), a Delaware corporation (“Holdings”), CONCRETE PUMPING INTERMEDIATE ACQUISITION CORP., a Delaware corporation (“Intermediate Holdings”), CONCRETE PUMPING INTERMEDIATE HOLDINGS, LLC, a Delaware limited liability company (“CP Holdings LLC”), BRUNDAGE-BONE CONCRETE PUMPING HOLDINGS, INC. (FORMERLY KNOWN AS CONCRETE PUMPING HOLDINGS, INC. AND AS SUCCESSOR BY MERGER TO CONCRETE PUMPING MERGER SUB INC.), a Delaware corporation (“BBCPH”), BRUNDAGE-BONE CONCRETE PUMPING, INC., a Colorado corporation (“Brundage Pumping”), ECO-PAN, INC., a Colorado corporation (“Eco-Pan US”), CAPITAL PUMPING, LP, a Texas limited partnership (“Capital Pumping”; and together with BBCPH, Brundage Pumping, Eco-Pan US, and each other Person from time to time that becomes party to the Credit Agreement (as defined below) as a US Borrower in accordance with the terms thereof, each individually, a “US Borrower”, and collectively, jointly and severally, the “US Borrowers”), CAMFAUD CONCRETE PUMPS LIMITED, a private limited company incorporated and registered under the laws of England and Wales with company number 02635232 (“Camfaud Concrete”) and PREMIER CONCRETE PUMPING LIMITED, a private limited company incorporated and registered under the laws of England and Wales with company number 01714938 (“Premier Concrete”, and together with Camfaud Concrete, and each other Person from time to time that becomes party hereto as a UK Borrower in accordance with the terms of the Credit Agreement, each individually, a “UK Borrower”, and collectively, jointly and severally, the “UK Borrowers”; the US Borrowers and the UK Borrowers are hereinafter referred to each individually as a “Borrower” and collectively as the “Borrowers”), each Guarantor (as defined in the Credit Agreement) party hereto, the Lenders (as defined below) party hereto, WELLS FARGO CAPITAL FINANCE (UK) LIMITED, a private limited company incorporated and registered under the laws of England and Wales with company number 02656007, as security agent and trustee for the Secured Parties (as defined in the Credit Agreement) (in such capacity, together with its successors and assigns in such capacity, “UK Security Agent”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Wells Fargo”), in its capacity as agent for the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”).

RECITALS

A.         Industrea, Holdings, Intermediate Holdings, CP Holdings LLC, Borrowers, the lenders party thereto from time to time (the “Lenders”) and Agent, have previously entered into that certain Amended and Restated Credit Agreement, dated as of January 28, 2021 (as amended by that certain First Amendment to Amended and Restated Credit, dated as of September 30, 2021 and effective as of October 1, 2021, as further amended by that certain Second Amendment to Amended and Restated Credit, dated as of July 29, 2022, and as the same may be further amended, amended and restated, restated, supplemented, modified, or otherwise in effect from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrowers. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement.

B.         Industrea, Holdings, Intermediate Holdings, CP Holdings LLC, and Borrowers have requested that Agent and the Lenders amend the Credit Agreement, and Agent and the Lenders party hereto have agreed to do so pursuant to the terms and conditions set forth herein.

C.         Industrea, Holdings, Intermediate Holdings, CP Holdings LLC, and Borrowers are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent’s or any Lender’s rights or remedies as set forth in the Credit Agreement or the other Loan Documents are being waived or modified by the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.    Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 2 of this Amendment, as of the Third Amendment Effective Date,

(a)    The cover page of the Credit Agreement is hereby amended and restated in its entirety by the cover page attached hereto as Exhibit A;

(b)    The Preamble of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“THIS AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”), is entered into as of January 28, 2021, by and among the lenders identified on the signature pages hereof (each of such lenders, together with its successors and permitted assigns, is referred to hereinafter as a “Lender”, as that term is hereinafter further defined), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Wells Fargo”), as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”) and as joint lead arranger and sole bookrunner, WELLS FARGO CAPITAL FINANCE (UK) LIMITED, a private limited company incorporated and registered under the laws of England and Wales with company number 02656007, as security agent and trustee for the Secured Parties (as defined below) (in such capacity, together with its successors and assigns in such capacity, “UK Security Agent”), PNC BANK, NATIONAL ASSOCIATION, a national banking association, as, a joint lead arranger (in such capacity, together with Wells Fargo in its capacity as joint lead arranger, collectively, the “Joint Lead Arrangers”), INDUSTREA ACQUISITION CORP., a Delaware corporation (“Industrea”), CONCRETE PUMPING HOLDINGS, INC. (FORMERLY KNOWN AS CONCRETE PUMPING HOLDINGS ACQUISITION CORP.), a Delaware corporation (“Holdings”), CONCRETE PUMPING INTERMEDIATE ACQUISITION CORP., a Delaware corporation (“Intermediate Holdings”), CONCRETE PUMPING INTERMEDIATE HOLDINGS, LLC, a Delaware limited liability company (“CP Holdings LLC”), BRUNDAGE-BONE CONCRETE PUMPING HOLDINGS, INC. (FORMERLY KNOWN AS CONCRETE PUMPING HOLDINGS, INC. AND AS SUCCESSOR BY MERGER TO CONCRETE PUMPING MERGER SUB INC.), a Delaware corporation (“BBCPH”), BRUNDAGE-BONE CONCRETE PUMPING, INC., a Colorado corporation (“Brundage Pumping”), ECO-PAN, INC., a Colorado corporation (“Eco-Pan US”), CAPITAL PUMPING, LP, a Texas limited partnership (“Capital Pumping”; and together with BBCPH, Brundage Pumping, Eco-Pan US, and each other Person that from time to time that becomes party hereto as a US Borrower in accordance with the terms hereof by executing the form of Joinder Agreement attached hereto as Exhibit B-2, each individually, a “US Borrower”, and collectively, jointly and severally, the “US Borrowers”), CAMFAUD CONCRETE PUMPS LIMITED, a private limited company incorporated and registered under the laws of England and Wales with company number 02635232 (“Camfaud Concrete”) and PREMIER CONCRETE PUMPING LIMITED, a private limited company incorporated and registered under the laws of England and Wales with company number 01714938 (“Premier Concrete”, and together Camfaud Concrete, and each other Person that from time to time that becomes party hereto as a UK Borrower in accordance with the terms hereof by executing the form of Joinder Agreement attached hereto as Exhibit B-2, each individually, a “UK Borrower”, and collectively, jointly and severally, the “UK Borrowers; the US Borrowers and the UK Borrowers are hereinafter referred to each individually as a “Borrower” and collectively as the “Borrowers”).”

(c)    Section 2.3(b) of the Credit Agreement is hereby amended by deleting “$17,500,000” contained in such section and replacing it with “$22,500,000”;

(d)    Section 2.3(d)(i) of the Credit Agreement is hereby amended by deleting “$17,500,000” contained in such section and replacing it with “$22,500,000”;

(e)    Section 2.3(d)(ii) of the Credit Agreement is hereby amended by deleting “$17,500,000” contained in such section and replacing it with “$22,500,000”;

(f)    The lead-in paragraph to Section 4 of the Credit Agreement is hereby amended by deleting “Second Amendment Effective Date” contained in such paragraph and replacing it with “Third Amendment Effective Date” in each instance;

(g)    Sections 4.11(c), 4.13, 4.14(a), 4.16, and 4.17 of the Credit Agreement are hereby amended by deleting “Second Amendment Effective Date” contained in each section and replacing it with “Third Amendment Effective Date” in each instance;

(h)    The last paragraph of Section 5.1 of the Credit Agreement is hereby amended by deleting each instance of “Lead Arranger” contained therein and replacing it with “Joint Lead Arrangers” in each instance;

(i)    Section 15.19 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“15.19         Arranger Provisions. Each of the Joint Lead Arrangers, in such capacity, shall not have any right, power, obligation, liability, responsibility, or duty under this Agreement other than those applicable to it in its capacity as a Lender, as Agent, as Swing Lender, or as Issuing Bank, as applicable. Without limiting the foregoing, the Joint Lead Arrangers in such capacity, shall not have or be deemed to have any fiduciary relationship with any Lender or any Loan Party. Each Lender, Agent, Swing Lender, Issuing Bank, and each Loan Party acknowledges that it has not relied, and will not rely, on the Joint Lead Arrangers in deciding to enter into this Agreement or in taking or not taking action hereunder. The Joint Lead Arrangers, in such capacity, shall be entitled to resign at any time by giving notice to Agent and Borrowers.”

(j)    The definitions of “Arranger” and “Lead Arranger” are hereby deleted from Schedule 1.1 to the Credit Agreement:

(k)    The following definitions are hereby added to Schedule 1.1 to the Credit Agreement:

“ “Joint Lead Arrangers” has the meaning assigned in the Preamble hereto.”

“ “Third Amendment Effective Date” means June 1, 2023.”

“ “PNC” means PNC Bank, National Association.”

(l)    The definition of “Applicable Margin” set forth in Schedule 1.1 to the Credit Agreement is hereby amended by deleting the existing table and replacing it in its entirety with the table set forth below:

Level	Quarterly Average Excess Availability	Applicable Margin Relative to Base Rate Loans (the “Base Rate Margin”)	Applicable Margin Relative to SOFR Loans (the “SOFR Margin”)	Applicable Margin Relative to SONIA Rate Loans taking into account the GBP Credit Adjustment Spread for GBP (the “SONIA Rate Margin”)
I	≥ 50% of the Maximum Revolver Amount	1.00 percentage points	2.00 percentage points	2.0326 percentage points
II	< 50% of the Maximum Revolver Amount	1.25 percentage points	2.25 percentage points	2.2826 percentage points

(m)    The definition of “Bank Product Provider” set forth in Schedule 1.1 to the Credit Agreement is hereby amended by deleting each reference to “Second Amendment Effective Date” and replacing it with “Third Amendment Effective Date” in each instance;

(n)    The definition of “Disqualified Institution” set forth in Schedule 1.1 to the Credit Agreement is hereby amended as follows:

(i)    Clause (a) of the definition of “Disqualified Institution” set forth in Schedule 1.1 to the Credit Agreement is hereby amended by deleting each reference to “the Lead Arranger” and replacing it with “Wells Fargo in its capacity as Joint Lead Arranger”; and

(ii)    Clause (b) of the definition of “Disqualified Institution” set forth in Schedule 1.1 to the Credit Agreement is hereby amended by deleting each reference to “the Arranger” and replacing it with “Wells Fargo in its capacity as Joint Lead Arranger” and deleting the reference to “the Lead Arranger” and replacing it with “Wells Fargo in its capacity as Joint Lead Arranger”;

(o)    The definition of “Individual Letter of Credit Sublimit” set forth in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety and to read as follows:

“ “Individual Letter of Credit Sublimit” means, (a) with respect to Wells Fargo $12,500,000, (b) with respect to JPMorgan Chase Bank, NA, $5,000,000, and (c) with respect to PNC, $5,000,000.”

(p)    The definition of “Letter of Credit Sublimit” set forth in Schedule 1.1 to the Credit Agreement is hereby amended by deleting “$10,500,000” and replacing it with “$22,500,000”;

(q)    The definition of “Maturity Date” set forth in Schedule 1.1 to the Credit Agreement is hereby amended by deleting “January 28, 2026” and replacing it with “June 1, 2028”;

(r)    The definition of “Maximum Revolver Amount” set forth in Schedule 1.1 to the Credit Agreement is hereby amended by deleting “$160,000,000” and replacing it with “$225,000,000”;

(s)    The definition of “UK Borrowing Base” set forth in Schedule 1.1 to the Credit Agreement is hereby amended by deleting “$10,000,000” in both clause (d)(ii) of such definition and clause (y) of the proviso at the end of such definition and replacing it with “$30,000,000” in each instance;

(t)    The definition of “UK Maximum Revolver Amount” set forth in Schedule 1.1 to the Credit Agreement is hereby amended by deleting “$160,000,000” and replacing it with “$225,000,000”;

(u)    The definition of “US Borrowing Base” set forth in Schedule 1.1 to the Credit Agreement is hereby amended by deleting “$10,000,000” in both clause (d)(ii) of such definition and clause (y) of the proviso at the end of such definition and replacing it with “$30,000,000” in each instance;

(v)    The definition of “US Issuing Bank” set forth in Schedule 1.1 to the Credit Agreement is hereby amended by adding “, PNC,” immediately after JPMorgan Chase Bank, NA;

(w)    The definition of “US Maximum Revolver Amount” set forth in Schedule 1.1 to the Credit Agreement is hereby amended by deleting “$160,000,000” and replacing it with “$225,000,000”; and

(x)    Schedule C-1 to the Credit Agreement is hereby amended and restated in its entirety as set forth in Exhibit A attached hereto.

2.    Conditions Precedent to Effectiveness of this Amendment. This Amendment shall not become effective until all of the following conditions precedent shall have been satisfied in the sole discretion of Agent or waived by Agent:

(a)    Agent shall have received fully executed counterparts to (i) this Amendment, (ii) that certain Third Amendment Fee Letter, dated as of the date hereof, by and among the Borrowers and Agent (the “Third Amendment Fee Letter”), and that certain Third Amendment Commitment Fee Letter, dated as of the date hereof, by and among the Borrowers, the Lenders and Agent (the “Third Amendment Commitment Fee Letter”).

(b)    Agent shall have received a certificate of each Loan Party, dated the Third Amendment Effective Date and executed by a secretary, assistant secretary, director or other Responsible Officer thereof, which shall (i) certify that (x) attached thereto is a true and complete copy of the certificate or articles of incorporation, formation or organization of such Loan Party which in the case of a US Loan Party shall be certified by the relevant authority of its jurisdiction of organization, which certificate or articles of incorporation, formation or organization of such Loan Party attached thereto have not been amended (except as attached thereto) since the date reflected thereon or, as applicable, that no change to its certificate or articles of incorporation, formation or organization has occurred since the Closing Date, (y) attached thereto is a true and correct copy of the by-laws or operating, management, partnership or similar agreement of such Loan Party (or in respect of each UK Loan Party, its articles of association), together with all amendments thereto as of the Third Amendment Effective Date and such by-laws or operating, management, partnership or similar agreement or articles of association are in full force and effect or, as applicable, that no change to its by-laws or operating, management, partnership or similar agreement has occurred since the Closing Date and (z) attached thereto is a true and complete copy of the resolutions or written consent, as applicable, of its board of directors, board of managers, sole member or other applicable governing body authorizing the execution, delivery and performance of this Amendment and the other applicable Loan Documents, and, in the case of the Borrowers, the borrowings and other obligations thereunder, which resolutions or consent have not been modified, rescinded or amended (other than as attached thereto) and are in full force and effect, and a resolution of the shareholders of each UK Loan Party approving the execution of this Amendment and the other applicable Loan Documents and the taking of any action required or permitted pursuant thereto, (ii) identify by name and title and bear the signatures of the officers, managers, directors or authorized signatories of such Loan Party signing this Amendment and the other applicable Loan Documents to which such Loan Party is a party on the Third Amendment Effective Date, and (iii) attach a good standing (or equivalent) certificate as of a recent date for such US Loan Party from the relevant authority of its jurisdiction of organization,

(c)    Agent shall have received a customary written opinion of (i) White & Case, LLP, as U.S. counsel to the Loan Parties, (ii) Arnold & Porter Kaye Scholer LLP, as local Colorado counsel to the US Loan Parties, and (iii) White & Case LLP, as UK counsel (with respect to existence and authority of the UK Loan Parties) to the Loan Parties,

(d)    Agent shall have received the results of (i) a Lien search (including a search as to litigation, judgments, executions, bankruptcy and insolvency, tax and intellectual property matters to the extent deemed necessary by Agent), in form and substance reasonably satisfactory thereto, made against the Loan Parties under the UCC (or applicable judicial docket) as in effect in each jurisdiction in which filings or recordations under the UCC should be made to evidence or perfect security interests in any Collateral of such Loan Party and, where applicable, in each jurisdiction in which federal tax liens against such Loan Party should be filed, in each case indicating among other things that the Collateral of each such Loan Party are free and clear of any Lien (except for Permitted Liens) and (ii) satisfactory UK company and/or other searches in respect of each UK Loan Party,

(e)    Since October 31, 2022, there shall not have occurred a Material Adverse Effect,

(f)    Borrowers shall have Excess Availability of at least $100,000,000 after giving effect to the terms of this Amendment, and the payment of all fees and expenses required to be paid by Borrowers on the Third Amendment Effective Date under this Amendment and the other Loan Documents,

(g)    each of the representations and warranties of each Loan Party or its Subsidiaries contained in the Credit Agreement or in the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date),

(h)    no Default or Event of Default shall have occurred and be continuing after giving effect to the terms of this Amendment,

(i)    all fees required to be paid on the Third Amendment Effective Date pursuant to the Third Amendment Fee Letter and the Third Amendment Commitment Fee Letter shall have been paid, and

(j)    Borrowers shall have paid all Lender Group Expenses to the extent invoiced at least three (3) Business Days prior to the Third Amendment Effective Date unless otherwise agreed to by Agent.

3.    Release; Covenant Not to Sue.

(a)    Each Loan Party party hereto hereby absolutely and unconditionally releases and forever discharges Agent and each Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing (each a “Released Party”), from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which any Loan Party party hereto has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

(b)    Each Loan Party party hereto acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands, or causes of action and agree that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts. Each Loan Party party hereto understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c)    Each Loan Party party hereto, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with, and in favor of, each Released Party above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Released Party on the basis of any claim released, remised and discharged by each Loan Party party hereto pursuant to the above release. If any Loan Party party hereto or any of their successors, assigns or other legal representations violates the foregoing covenant, each Loan Party party hereto, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Released Party may sustain as a result of such violation, all reasonable attorneys’ fees and costs incurred by such Released Party as a result of such violation.

4.    Representations and Warranties. Each Loan Party hereby represents and warrants to the Lenders as follows:

(a)    Organization; Powers. The Loan Parties and each of their Restricted Subsidiaries (a) is (i) duly organized and validly existing and (ii) in good standing (to the extent such concept exists in the relevant jurisdiction) under the Requirements of Law of its jurisdiction of organization, (b) has all requisite organizational power and authority to own its assets and to carry on its business as now conducted and (c) is qualified to do business in, and is in good standing (to the extent such concept exists in the relevant jurisdiction) in, every jurisdiction where the ownership, lease or operation of its properties or conduct of its business requires such qualification, except, in each case referred to in this Section 4.1 (other than clause (a)(i) with respect to the Borrowers) where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

(b)    Authorization; Enforceability. The execution, delivery and performance by each Loan Party of this Amendment are within such Loan Party’s corporate or other organizational power and has been duly authorized by all necessary corporate or other organizational action of such Loan Party. This Amendment and each Loan Document (as amended or modified hereby) is the legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with their respective terms (except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally), and are in full force and effect.

(c)    Representations and Warranties. The representations and warranties of each Loan Party or its Subsidiaries contained in the Credit Agreement or in the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date).

(d)    No Default. No event has occurred and is continuing that constitutes a Default or Event of Default.

5.    Joining Lenders. By its execution of this Amendment, PNC Bank, National Association (“PNC”) hereby confirms and agrees that, on and after the date hereof, it shall be and become a party to the Credit Agreement as a Lender and UK Lender, and shall have all of the rights and be obligated to perform all of the obligations of a Lender and UK Lender thereunder with the Revolver Commitment applicable to it identified on Exhibit A attached hereto. PNC further (i) represents and warrants that it is has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender and UK Lender under the Credit Agreement; (ii) confirms that it has received copies of the Credit Agreement and such other Loan Documents, documents, and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (iii) agrees that it shall, independently and without reliance upon Agent, any other agent, or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; (iv) appoints and authorizes (A) Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to Agent by the terms thereof, together with such powers as are incidental thereto, and (B) UK Security Agent as security agent and trustee on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to UK Security Agent by the terms thereof, together with such powers as are incidental thereto; (v) confirms that it is a Treaty Lender; (vi) confirms that the person beneficially entitled to interest payable to PNC in respect of an advance under a Loan Document is either (A) a company resident in the United Kingdom for United Kingdom tax purposes; or (B) a partnership each member of which is (1) a company so resident in the United Kingdom; or (2) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 19 of the CTA) the whole of any share of interest payable in respect of that advance that falls to it by reason of Part 17 of the CTA; or (C) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing the chargeable profits (within the meaning of section 19 of the CTA) of that company; (vi) confirms that it holds a passport under the HMRC DT Treaty Passport scheme (reference number 13/P/63904/DTTP) and is tax resident in United States of America, so that interest payable to PNC by UK Borrowers is generally subject to full exemption from UK withholding tax and notifies the Administrative Borrower that it wishes that scheme to apply to the Credit Agreement; and (vii) agrees that it will observe and perform all obligations that are required to be performed by it as a “Lender” and “UK Lender” under the Loan Documents. For the avoidance of doubt, Borrowers hereby consent to PNC becoming a Lender and UK Lender under the Credit Agreement. PNC requests that the Administrative Borrower notify: (x) each UK Borrower which is a party to the Credit Agreement as of the date hereof that wishes the HMRC DT Treaty Passport Scheme to apply to the Credit Agreement and that it must make an application to HM Revenue & Customs under form DTTP2 within 30 days of the transfer date and (y) each UK Borrower which becomes a party to the Credit Agreement after the date hereof that PNC wishes the HMRC DT Treaty Passport Scheme to apply to the Credit Agreement and that it must make an application to HM Revenue & Customs under form DTTP2 within 30 days of such UK Borrower becoming a party to the Credit Agreement.

6.    Ratable Commitments. Concurrently with funding of the purchase price of the interests described herein, each Lender shall assign to the other Lenders, and such other Lenders shall purchase from such Lender, at the principal amount thereof, such interests in the Revolving Loans and participation interests in Letters of Credit on such date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Revolving Loans and participation interests in Letters of Credit will be held by all Lenders ratably in accordance with their Revolver Commitments after giving effect to the provisions of this Amendment.

7.    Choice of Law. THE VALIDITY OF THIS AMENDMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO, AND ANY CLAIMS, CONTROVERSIES OR DISPUTES ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

8.    Counterparts. This Amendment may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Amendment. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument. Delivery of an executed counterpart of a signature page of this Amendment will be as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

9.    Reference to and Effect on the Loan Documents.

(a)    Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

(b)    Except as specifically set forth in this Amendment, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Parent and each Borrower to Agent and Lenders without defense, offset, claim or contribution.

(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

10.    Reaffirmation and Confirmation. The Loan Parties party hereto hereby (a) acknowledge and reaffirm their respective obligations as set forth in each Loan Document (as amended by this Amendment), (b) agree to continue to comply with, and be subject to, all of the terms, provisions, conditions, covenants, agreements and obligations applicable to them set forth in each Loan Document (as amended by this Amendment), which remain in full force and effect, and (c) confirm, ratify and reaffirm that (i) the guarantees and indemnities given by them pursuant to the Credit Agreement and/or any other Loan Document continue in full force and effect, following and notwithstanding, any waiver thereto pursuant to this Amendment; and (ii) the security interest granted to Agent, for the benefit of each member of the Lender Group, and the UK Security Agent, for the benefit of the Secured Parties, in each case pursuant to the Loan Documents in all of their right, title, and interest in all then existing and thereafter acquired or arising Collateral in order to secure prompt payment and performance of the Obligations, is continuing and is and shall remain unimpaired and continue to constitute a first priority security interest (subject to Permitted Liens) in favor of the Agent, for the benefit of each member of the Lender Group, and the UK Security Agent, for the benefit of the Secured Parties, in each case with the same force, effect and priority in effect immediately prior to entering into this Amendment.

11.    Estoppel. To induce Agent and Lenders to enter into this Amendment and to induce Agent and Lenders to continue to make advances to Borrowers under the Credit Agreement, each Loan Party hereby acknowledges and agrees that, after giving effect to this Amendment, as of the date hereof, there exists no Default or Event of Default and no right of offset, defense, counterclaim or objection in favor of any Loan Party as against Agent or any Lender with respect to the Obligations.

12.    Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

13.    Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

14.    Submission of Amendment. The submission of this Amendment to the parties or their agents or attorneys for review or signature does not constitute a commitment by Agent or any Lender to waive any of their respective rights and remedies under the Loan Documents, and this Amendment shall have no binding force or effect until all of the conditions to the effectiveness of this Amendment have been satisfied as set forth herein.

15.    Further Assurances. Each Loan Party party hereto agrees to execute and deliver any documents, agreements, instruments, certificates, notices or any other arrangements and take any and all further action that, in each case, may be required under applicable law or that the Agent or the Required Lenders may request in order to effectuate to more fully reflect the intent of the parties hereto and the matters contemplated by this Amendment or the Credit Agreement (as amended by this Amendment) or any other Loan Documents.

[Remainder of Page Left Intentionally Blank; Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have entered into this Amendment as of the date first above written.

HOLDINGS:

CONCRETE PUMPING HOLDINGS, INC. (FORMERLY KNOWN AS CONCRETE PUMPING HOLDINGS ACQUISITION CORP.), a Delaware corporation

By:  /s/ Iain Humphries

Name: Iain Humphries

Title: Chief Financial Officer

INTERMEDIATE HOLDINGS:

CONCRETE PUMPING INTERMEDIATE ACQUISITION CORP., a Delaware corporation

By:  /s/ Iain Humphries

Name: Iain Humphries

Title: Chief Financial Officer

CP HOLDINGS LLC:

CONCRETE PUMPING INTERMEDIATE HOLDINGS, LLC, a Delaware limited liability company

By:  /s/ Iain Humphries

Name: Iain Humphries

Title: Chief Financial Officer

INDUSTREA:

INDUSTREA ACQUISITION CORP., a Delaware corporation

By:  /s/ Iain Humphries

Name: Iain Humphries

Title: Chief Financial Officer

BORROWERS:

BRUNDAGE-BONE CONCRETE PUMPING HOLDINGS, INC (FORMERLY KNOWN AS CONCRETE PUMPING HOLDINGS, INC. AND AS SUCCESSOR BY MERGER TO CONCRETE PUMPING MERGER SUB INC.), a Delaware corporation

By:  /s/ Iain Humphries

Name: Iain Humphries

Title: Chief Financial Officer

BRUNDAGE-BONE CONCRETE PUMPING, INC., a Colorado corporation

By:  /s/ Iain Humphries

Name: Iain Humphries

Title: Chief Financial Officer

ECO-PAN, INC., a Colorado corporation

By:  /s/ Iain Humphries

Name: Iain Humphries

Title: Chief Financial Officer

CAPITAL PUMPING, LP, a Texas limited partnership

By:         CPH Acquisition, LLC, a Delaware limited

liability company and its general partner

By:         Brundage-Bone Concrete Pumping, Inc., a Colorado corporation and its managing member

By:  /s/ Iain Humphries

Name: Iain Humphries

Title: Chief Financial Officer

BORROWERS (CONT’D):

CAMFAUD CONCRETE PUMPS LIMITED, a private limited company incorporated and registered under the laws of England and Wales with Company Number 02635232

By:  /s/ David Anthony Faud

Name: David Anthony Faud

Title: Director

PREMIER CONCRETE PUMPING LIMITED, a private limited company incorporated and registered under the laws of England and Wales with Company Number 01714938

By:  /s/ David Anthony Faud

Name: David Anthony Faud

Title: Director

GUARANTORS:

CONCRETE PUMPING PROPERTY HOLDINGS, LLC

By:  /s/ Iain Humphries

Name: Iain Humphries

Title: Chief Financial Officer

CPH ACQUISITION, LLC, a Delaware limited liability company

By:         Brundage-Bone Concrete Pumping, Inc., a

Colorado corporation and its managing member

By:  /s/ Iain Humphries

Name: Iain Humphries

Title: Chief Financial Officer

ASC EQUIPMENT, LP, a Texas limited partnership

By:         CPH Acquisition, LLC, a Delaware limited

liability company and its general partner

By:         Brundage-Bone Concrete Pumping,

Inc., a Colorado corporation and its

managing member

By:  /s/ Iain Humphries

Name: Iain Humphries

Title: Chief Financial Officer

GUARANTORS:

CAMFAUD GROUP LIMITED, a private limited company incorporated and registered under the laws of England and Wales with Company Number 10473517

By:  /s/ David Anthony Faud

Name: David Anthony Faud

Title: Director

AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Agent

By:  /s/ Carlos Valles

Name:       Carlos Valles

Title:         Its Authorized Signatory

UK SECURITY AGENT:

WELLS FARGO CAPITAL FINANCE (UK) LIMITED, as UK Security Agent

By:  /s/ Alison Powell

Name:       Alison Powell

Title:         Its Authorized Signatory

LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as a US Lender

By:  /s/ Carlos Valles

Name:       Carlos Valles

Title:         Its Authorized Signatory

LENDERS (CONT’D):

WELLS FARGO CAPITAL FINANCE (UK) LIMITED, as a UK Lender

By:  /s/ Alison Powell

Name:       Alison Powell

Title:         Its Authorized Signatory

LENDERS (CONT’D):

JPMORGAN CHASE BANK, N.A., as a US Lender and UK Lender

By:  /s/ Andy Yang

Name:       Andy Yang

Title:         Its Authorized Signatory

LENDERS (CONT’D):

PNC BANK, NATIONAL ASSOCIATION, as a US Lender and UK Lender

By:  /s/ Thomas N. Tone

Name:       Thomas N. Tone

Title:         Its Authorized Signatory

EXHIBIT A

COVER PAGE TO CREDIT AGREEMENT

Please see attached.

AMENDED AND RESTATED
CREDIT AGREEMENT

by and among

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Agent, a Joint Lead Arranger and Sole Bookrunner

THE LENDERS THAT ARE PARTIES HERETO

as the Lenders,

WELLS FARGO CAPITAL FINANCE (UK) LIMITED,
as UK Security Agent,

PNC BANK, NATIONAL ASSOCIATION,
as Joint Lead Arranger,

CONCRETE PUMPING HOLDINGS, INC.,
as Holdings,

CONCRETE PUMPING INTERMEDIATE ACQUISITION CORP.,
as Intermediate Holdings,

BRUNDAGE-BONE CONCRETE PUMPING HOLDINGS, INC.,
BRUNDAGE-BONE CONCRETE PUMPING, INC.,
ECO-PAN, INC.,
and
CAPITAL PUMPING, LP,
as the US Borrowers,

and

CAMFAUD CONCRETE PUMPS LIMITED,
and
PREMIER CONCRETE PUMPING LIMITED,
as the UK Borrowers

Dated as of January 28, 2021

EXHIBIT B

SCHEDULE C-1 TO CREDIT AGREEMENT

Please see attached.

Schedule C-1

Commitments

Lender	US Revolver Commitment	UK Revolver Commitment	Total Commitments
Wells Fargo Bank, National Association	$125,000,000	$0	$125,000,000
Wells Fargo Capital Finance (UK) Limited	$0	$125,000,000	$125,000,000
JPMorgan Chase Bank, N.A.	$50,000,000	$50,000,000	$50,000,000
PNC Bank, National Association	$50,000,000	$50,000,000	$50,000,000